UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 2008

                                 PUBLIC STORAGE
             (Exact Name of Registrant as Specified in its Charter)

           Maryland                         001-33519           95-3551121
(State or Other Jurisdiction of     (Commission File Number)  (I.R.S. Employer
        Incorporation)                                       Identification No.)

701 Western Avenue, Glendale, California                        91201-2349
(Address of Principal Executive Offices)                        (Zip Code)

                                 (818) 244-8080
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         (b) On April 22, 2008, Public Storage issued a press release to announce that John Graul, current Senior Vice President of Public Storage and President, Self-Storage Operations, would retire effective December 31, 2008. Public Storage also announced that John Sambuco, currently the Chief Operating Officer of Public Storage's European Self-Storage operations, and David Young, currently Divisional Manager at Public Storage, would jointly run the U.S. operations of the company beginning May 1, 2008. Mr. Sambuco has held various operational positions with Public Storage for sixteen years and Mr. Young for five years.

         A copy of the press release announcing Mr. Graul's retirement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         (e) In connection with Mr. Graul's retirement, Public Storage entered into an Employment Agreement and General Release (the "Agreement") dated April 16, 2008. The Agreement provides that Mr. Graul will continue to serve as Public Storage's President, Self-Storage Operations through December 31, 2008. For his service, Mr. Graul will be paid at the rate of $45,833 per month for the nine-month period between April 1, 2008 and December 31, 2008. The Agreement further provides that, provided Mr. Graul has not revoked the Agreement and has entered into a General Release, on December 31, 2008, all Mr. Graul's unvested Public Storage restricted share units and stock options that would have vested on or before March 16, 2009, will be accelerated to vest as of December 31, 2008. In such event, Mr. Graul will have until March 31, 2009 to exercise all his vested Public Storage stock options. All other unvested restricted share units and stock options previously awarded to Mr. Graul by the company will be cancelled as of December 31, 2008.

         A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

Exhibit  10.1--Agreement  dated April 16, 2008 between  Public  Storage and John
Graul

The following exhibit is being furnished with this Report:
Exhibit 99.1--Press Release dated April 22, 2008


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 22, 2008

                                             PUBLIC STORAGE


                                             By: /s/ Stephanie Heim
                                                 ------------------
                                                 Stephanie Heim
                                                 Vice President